                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                 ___________

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


   Date of earliest event
     reported:  June 17, 1994


                      INFINITY BROADCASTING CORPORATION
                      _________________________________

            (Exact Name of registrant as specified in its charter)



       Delaware              0-14702                   13-2766282
   __________________________________________________________________
       (State of      (Commission File Number)      (IRS Employer
     Incorporation)                                Identification No.)



   600 Madison Avenue, New York, New York                    10022
   __________________________________________________________________
   (Address of principal executive offices)                (Zip Code)



                                (212)750-6400
                         ___________________________
                       (Registrant's telephone number)

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   Item 2.   Acquisition or Disposition of Assets.
             _____________________________________

             On June 17, 1994 Infinity Broadcasting Corporation (the "Company") and its wholly-owned subsidiary, Infinity Broadcasting Corporation of Maryland, completed the acquisition of two radio stations serving Washington, D.C. for a total purchase price of $60,500,000. In the transaction, the Company's subsidiary acquired the assets of WPGC-AM and WPGC-FM (Morningside, Maryland), from Cook Inlet Radio Partners, L.P. and Cook Inlet Radio License Partnership, L.P.

             The  Purchase price  of  the acquisition  was  funded by  bank borrowings under the Company's Amended and Restated Credit Agreement, dated as of June 7, 1994 (the "Credit Agreement"), with a syndicated group of bank lenders. The Credit Agreement provides for aggregate borrowings of up to $470 million, including an acquisition facility of $265 million. Upon completion of the Cook Inlet acquisition, approximately $89 million remained available to finance additional acquisitions. The Company used approximately $23 million of that remaining amount to complete the purchase of Detroit radio station WXYT(AM) on June 27, 1994.

             As required by federal law and the rules of the Federal Communications Commission (the "FCC"), the FCC consented to the Company's acquisition of the two Washington, D.C. stations, and such consent became final on June 30, 1994. Under current FCC rules, the Company is permitted to own multiple radio stations serving Washington, D.C. In addition to the Washington, D.C. stations acquired from Cook Inlet, the Company owns WJFK-AM/FM which serves Washington, D.C.


   Item 7.   Financial Statements and Exhibits.
             _________________________________


   (a)  Financial Statements of Business Acquired.
   (b)  Pro Forma Financial Information.

             As of the date on which this Report on Form 8-K is required to be filed, it is impracticable to provide the financial statements and pro forma financial information required by this Item 7. Accordingly, as permitted by subsections (a) (4) and (b) (2) of this Item 7, the Company will file the required statements and information as soon as such material is available, and in no event later that 60 days after the date of this Report on Form 8-k. Such filing shall be made under cover of Form 8.

   (c)  Exhibits.

   Exhibit
   Number                        Description of Exhibit
   _______                       ______________________


   2(a) Asset Purchase Agreement, dated as of October 4, 1993, by and between Cook Inlet Radio Partners, L.P. and Cook Inlet Radio License Partnership, L.P. and Infinity Broadcasting Corporation of Maryland and the Company. (This exhibit can be found as Exhibit 2(f) to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993 (File No. 0-14702) and is incorporated herein by reference.)

   2(b) Amendment to Asset Purchase Agreements, dated as of June 17, 1994, by and among Cook Inlet Radio Partners, L.P., Cook Inlet Radio License Partnership, L.P., Infinity Broadcasting Corporation of Maryland, Infinity Broadcasting Corporation of Chicago, Infinity Broadcasting Corporation of Atlanta, Infinity Broadcasting Corporation of Boston and the Company.

   2(c) Asset Purchase Agreement, dated as of March 8, 1994, by and between Fritz Broadcasting, Inc., Infinity Broadcasting Corporation of Detroit and the Company. (This exhibit can be found as Exhibit 2(h) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

   4(a) Amended and Restated Credit Agreement, dated as of June 7, 1994, between the Company, each of the lenders identified under the caption "Banks" on the signature pages thereof (the "Banks"), The Chase Manhattan Bank (National Association), as administrative agent for the Banks, Bank of Montreal, The Bank of New York and Chemical Bank, as co-agents for the Banks, and Chemical Bank, as collateral agent for the Banks, including a list of omitted schedules and an undertaking by the Company to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.

   4(b) Security Agreement, dated as of June 7, 1994, by and among the Company, each of the subsidiaries of the Company identified under the caption "Subsidiaries" on the signature pages thereof, and Chemical bank, as collateral agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement, including a list of omitted schedules and an undertaking by the Company to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.







                                  SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                   INFINITY BROADCASTING CORPORATION



   Dated:  July 5, 1994            By
                                       __________________________
                                       Farid Suleman
                                       Vice President-Finance and
                                         Chief Financial Officer